UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. __)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 16, 2020

CalEthos, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50331	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11753 Willard Avenue Tustin, CA	92782
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 352-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 16, 2020, CalEthos, Inc., a Nevada corporation (the “Company”), entered into a Stock Purchase Agreement dated as of January 15, 2020 (the “Purchase Agreement”) with Terra Tech Corp., a Nevada corporation (the “Seller”), pursuant to which the Company will purchase from the Seller (the “Share Purchase”) all of the issued and outstanding capital stock of 1815 Carnegie Santa Ana Corp., a California corporation and a wholly-owned subsidiary of the Seller (“Carnegie Corp.”), for an aggregate purchase price of $6.0 million consisting of (i) $3.0 million in cash and (ii) $3.0 million in shares of the Company’s common stock (the “Share Consideration”).

The primary assets of Carnegie Corp. are the state and local licenses and permits required to operate a cannabis dispensary at the approximately 29,500-square-foot industrial building located at 1815 Carnegie Avenue, Santa Ana, California (the “Property”). The Purchase Agreement contemplates that in connection with the closing of the Share Purchase, the Company will enter into a five-year real property lease of the Property from an affiliate of the Seller, which lease will provide the Company two five-year renewal options. The Company intends to build out the Property for use in the operation of a large-format dispensary, retail store and event center to serve the needs of the rapidly growing Southern California cannabis market.

The Purchase Agreement contains customary representations, warranties and covenants of the Company, on one hand, and the Seller, on the other hand, including, among others, covenants by the Seller with respect to the operations of Carnegie Corp. during the period between execution of the Purchase Agreement and the closing of the Share Purchase (the “Closing”). The Purchase Agreement also provides that each party will indemnify the other party following the Closing for breaches of the warranties and covenants of such party, as well as certain other matters, subject to certain specified limitations, including, among other things, limitations on the period during which a party may make certain claims for indemnification and limitations on the amounts for which a party may be liable.

Pursuant to the Purchase Agreement, the Closing is conditioned upon, among other things, the Company raising a minimum of $4 million of gross proceeds from the its sale of debt or equity securities and other customary closing conditions. The Purchase Agreement also provides for limited termination rights, including, among others, by the mutual consent of the Company and the Seller, upon certain breaches of representations, warranties, covenants or agreements, and in the event the Share Purchase has not been consummated before February 28, 2020, subject to the ability of the parties to extend under certain circumstances.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference thereto.

The Purchase Agreement has been filed as an exhibit hereto to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about the Company or the Seller. The representations, warranties and covenants set forth in the Purchase Agreement were made solely between the parties to the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts. Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the warranties as statements of factual information at the time they were made or otherwise.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 for informational purposes is the Company’s most recent executive summary investor presentation. In October 2019, the Company posted to its corporate website at www.calethos.com, a link to a virtual tour of a planned SHOWCASE super store and event center to be operated at the Property, which can be accessed at www.calethos.com. A transcript of such video is attached to this Report as Exhibit 99.2.

The information in this Item 7.01 of this Form 8-K and in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any of it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements, which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the timing of the consummation of the Share Purchase. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of the Company, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, the risk that the Share Purchase does not close. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in the Company’s Annual Report on Form 10-K on file with the Securities and Exchange Commission and the other reports that the Company periodically files with the Securities and Exchange Commission. Actual results may differ materially from those contemplated by these forward-looking statements. These forward-looking statements reflect management’s current views and the Company does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date hereof, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Stock Purchase Agreement, dated as of January 15, 2020, by and between CalEthos, Inc. and Terra Tech Corp.
99.1	Executive Summary Investor Presentation dated January 2020.
99.2	Transcript of Virtual Tour video of Planned SHOWCASE Superstore and Event Center.

*	Schedules, exhibits and similar supporting attachments or agreements to the Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALETHOS, INC.

Date: January 17, 2020	By:	/s/ Michael Campbell
Michael Campbell Chief Executive Officer